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                                                                   Exhibit 23.03



                         INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of Entercom Communications Corp. on Form S-1 of our report dated May 21, 1998 relating to the financial statements of the Sacramento Station Group appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.



DELOITTE & TOUCHE LLP
Cincinnati, Ohio

August 13, 1998